UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, AZ 85383

(Address of principal executive offices) (Zip Code)

(866) 370-3835

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2020, Taronis Fuels, Inc., a Delaware corporation (the “Company”), closed an exchange transaction pursuant to an Exchange Agreement (the “Exchange Agreement”) entered into with several accredited investors (the “Holders”). The Company previously sold the Holders 12.5% Original Issue Discount Senior Subordinated Secured Convertible Debentures (“Debentures”) in connection with a previously disclosed private placement offering that closed on August 7, 2020 (the “August 2020 Private Placement”) in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D, Rule 506(b) as promulgated thereunder.

Pursuant to the Exchange Agreement, the Company exchanged the sum of each Holder’s principal amount of Debentures, inclusive of the 12.5% original issue discount, plus accrued interest plus a 120% prepayment premium (the “Debenture Value”), or a portion of the Debenture Value, for a number of shares of the Company’s restricted common stock, par value $0.000001 (the “Common Stock”), equal to the Debenture Value divided by $0.10 (the “Exchange Transaction”). Certain Holders elected to receive shares of Common Stock in exchange for the entirety of their Debenture Value, and other Holders elected to receive a portion of their Debenture Value in cash with the remaining portion of their Debenture Value exchanged for Common Stock. The Company issued 20,037,020 shares of Common Stock in the Exchange Transaction, which was conducted in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. The Exchange Agreement contains additional terms typical of exchange agreements.

In connection with the Exchange Transaction and issuance of shares of Common Stock to the Holders, the Company and the Holders entered into the same Common Stock Purchase Agreement (the “Purchase Agreement”) as the accredited investors in the Company’s previously disclosed private placement of Common Stock that closed on October 14, 2020 (the “October 2020 Private Placement”) in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D, Rule 506(b) as promulgated thereunder. The Purchase Agreement contains customary representations, warranties, and covenants of the Company. The Company agreed to indemnify the Holders and certain of their affiliates from any breaches of the representations, warranties, or covenants made by the Company in the Purchase Agreement. In addition, the Company and the Holders also entered into the same Registration Rights Agreement (the “Registration Rights Agreement”) as the accredited investors in the October 2020 Private Placement. Pursuant to the Registration Rights Agreement, within thirty (30) days of October 14, 2020 the Company is required to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 covering the registration and resale on a continuous basis of the Common Stock issued to the Holders in the Exchange Transaction. The Registration Statement also provides the Holders piggy-back registration rights in the event there is not an effective registration statement covering their shares of Common Stock issued in the Exchange Transaction and the Company determines to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act.

The foregoing description of the terms of the Exchange Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01. The foregoing description of the terms of the Purchase Agreement and Registration Rights Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement and form of Registration Rights Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2020, each of which is incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

On October 23, 2020, the Company prepaid $6,975,000 principal amount of the Debentures prior to their stated maturity date, representing all but $675,000 of the total principal amount of outstanding Debentures issued in the August 2020 Private Placement, and the corresponding Debentures were terminated. The Debentures were prepaid in part pursuant to the Exchange Transaction and in part with cash proceeds the Company received from the October 2020 Private Placement. Each Debenture holder received the full Debenture Value for the prepayment, which included a 120% prepayment premium, whether in the form of Common Stock, cash, or a combination of Common Stock and cash.

The Debentures bore interest at 8% per annum payable quarterly, subject to an increase if an event of default occurred under the Debentures. The Debentures were convertible into shares of Common Stock at any time following the original issue date of the Debentures at the Purchasers’ option at a conversion price of $0.09 per share. The Debentures ranked senior to all indebtedness existing at the time of issuance and future indebtedness of the Company and its subsidiaries, except for certain outstanding senior indebtedness. The Debentures contained customary events of default relating to, among other things, payment defaults as well as breach of representations, warranties, and/or covenants in the transaction documents executed in connection with the Debentures.

The foregoing description of the terms of the Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of the form Debenture, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2020 and is incorporated by reference into this Item 1.02.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020	TARONIS FUELS, INC.

	By:	/s/ Scott Mahoney
	Name:	Scott Mahoney
	Title:	Chief Executive Officer